CENTRAL PACIFIC FINANCIAL CORP

LANCE A. MIZUMOTO
President & Chief Banking Officer

A. CATHERINE NGO
President & Chief Operating Officer

DAVID S. MORIMOTO
Senior Vice President & Treasurer

June 2015

Forward-Looking Statements

This presentation may contain forward-looking statements concerning: projections of revenues, income/loss, earnings/loss per share, capital expenditures, dividends, capital structure, or other financial items, plans and objectives of management for future operations, future economic performance, or any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words "believes," "plans," "intends," "expects," "anticipates," "forecasts," "hopes," "should," "estimates", "may", "will", "target" or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward-looking statements for a variety of reasons, including, but not be limited to: an increase in inventory or adverse conditions in the Hawaii and California real estate markets and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and further losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, tsunamis, storms and earthquakes) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any further destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations on our business operations and competitiveness; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations; negative trends in our market capitalization and adverse changes in the price of the Company's common shares; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; technological changes; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; our ability to attract and retain skilled employees; changes in our organization (including our management succession), compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the fiscal year ended December 31, 2014, and, in particular, the discussion of "Risk Factors" set forth therein. The Company does not update any of its forward-looking statements except as required by law.

Recent Executive Appointments

Internal leadership succession ensures a smooth transition and consistency of strategy, core values and culture

	Current Position	Position Effective 7/1/2015
John C. Dean	Chairman & Chief Executive Officer	Executive Chairman of the Board
A. Catherine Ngo	President & Chief Operating Officer	President & Chief Executive Officer Board Director
Lance A. Mizumoto	President & Chief Banking Officer	President & Chief Banking Officer Board Director
David S. Morimoto	SVP & Treasurer	EVP, Chief Financial Officer & Treasurer
Denis K. Isono	EVP & Chief Financial Officer	EVP, Corporate Services

Corporate Profile

Founded in 1954 by Japanese-American veterans of World War II

- Fourth largest financial institution in Hawaii
  - Total assets of $5.0 billion
  - Deposit market share of 11%
- 2011: $345 million recapitalization, including rights offering
  - Profitable every quarter since recapitalization
  - CPF stock price is up ~ 130% from recapitalization price
- 3Q2013-1Q2105: Repurchased $226 million of CPF common stock and paid aggregate cash dividends of $24 million
- Today: NYSE market capitalization of approximately $800 million

Shareholder Value Drivers

1. Strong Hawaii Market
2. Relationship Banking Growth Opportunities
3. Asset Quality Improvements
4. Technology & Efficiency Enhancements
5. Capital Optimization

Hawaii at a Glance

- Population of 1.4 million (2014)
- Eight major islands – Oahu is home to 70% of the state's total population
- Real GDP (2014) $72.0 billion, +2.1% from 2013. Preliminary estimates indicate a 2.5% increase in 2015
- Unemployment rate (2014) 4.4% is 7th lowest in the nation, and projected to be 3.9% in 2015
- Economy driven primarily by tourism, military & real estate construction industries
- 2014 a record year for tourism with 8.3 million visitor arrivals, $14.9 billion in visitor spending, and projected to increase 2.5% in 2015

Source: US Census Bureau, Bureau of Economic Analysis , Bureau of Labor Statistics, Hawaii Tourism Authority and State of Hawaii Department of Business Economic Development & Tourism

Diversity of Tourism



Visitor Arrivals in 2014 by Air
China 2.0%
Korea 2.1%
Other 6.2%
Australia 3.8%
Canada 6.4%
US West 39.9%
Japan 18.5%
US East 21.1%

Source: Hawaii Tourism Authority

Consistently Lower Unemployment Rates


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Apr 2015
U.S.
5.4%
Hawaii
4.1%

Source: Department of Labor, Bureau of Labor Statistics. Note: Data is as April 2015.

CENTRAL PACIFIC FINANCIAL CORP

Strong Real Estate Market



Existing Single Family Home Median Sales Price
Oahu
$675.0
U.S.
$205.2
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
Thousands
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Oahu
U.S.

Source: Honolulu Board of Realtors (April 2015), National Association of Realtors (March 2015, released quarterly).

Continued Growth and Development

1. **Residential High-Rise Condominium Development in Honolulu**
   - Proposed master plan includes 22 new high-rise towers in Honolulu
   - Seven developments with approximately 2,400 units have completed successful sales and begun construction or have recently completed construction

2. **Rail Construction**
   - $5.2 billion, 20-mile route
   - First phase to open in 2018 and full route to be in operation by 2019

3. **Modernization of Honolulu International Airport**
   - $750 million effort that began in 2013 and is expected to be completed by 2017

4. **Military Construction**
   - Hawaii was approved for more than $400 million in military construction spending for fiscal year 2014

5. **International Market Place Redevelopment in Waikiki**
   - $350 million project that started in 2014 to develop 360,000 s.f. mall anchored by Saks Fifth Avenue store

Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization, Pacific Business News.

Hawaii Banking Market

Rank	Institution	Type	Ownership	Branches	Total Deposits (millions)	Market Share
1	First Hawaiian Bank	Bank	Private - BNP	62	$15,175	38.1%
2	Bank of Hawaii	Bank	Public	73	13,032	32.8%
3	American Savings Bank	Savings Bank	Private - HEI	56	4,790	12.0%
4	**Central Pacific Bank**	**Bank**	**Public**	**36**	**4,189**	**10.5%**
5	Territorial Savings Bank	Savings Bank	Public	29	1,406	3.5%
6	Hawaii National Bank	Bank	Private	14	588	1.5%
7	Finance Factors	Bank	Private	13	388	1.0%
8	Pacific Rim Bank	Bank	Private	1	98	0.2%
9	Ohana Pacific Bank	Bank	Private	2	121	0.3%
	Market Total			**286**	**$39,787**	

Note: Deposit data as of March 31, 2015. For consistency, total deposits at the regulated depository level.
Source: SNL Financial

CPB Branch Positioning


Kauai (2)
Oahu (28)
Maui (4)
Hawaii (2)

($ millions)	March 31, 2015
Total Assets	$4,966
Total Loans	$2,968
Total Deposits	$4,189
Total Branches	36

Relationship Banking Growth Opportunities


Central Pacific HomeLoans
Community Banking
Commercial Banking
Private Banking
International Banking
Commercial Real Estate
Business Banking
Trust & Investment Services
RELATIONSHIP
MANAGER
Client

- Utilizing data warehouse and customer relationship management system to provide a single view of customer and increase cross sales and improve retention by anticipating their financial needs
- Leveraging existing joint ventures with local real estate companies/developers
- Identifying and focusing on select market niches
- Repositioning branches to emphasize sales and development of new customer relationships

Strong Loan Growth


Balances Outstanding
Year over year growth of $271 million, or 10.05%. 3-Year CAGR of 12.53%.
Millions
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$4,030
$3,042
$2,169
$2,064
$2,204
$2,631
$2,932
$2,968
2008
2009
2010
2011
2012
2013
2014
Q1 2015
Comml Mtg
Construct/Dev
C&I
Consumer/Other
Res Mtg

Core Deposit Franchise

$4.2 Billion in Deposits as of 3/31/2015, with total core deposits at 79%



Government CDs 16%
CDs > $100M 5%
CDs < $100M 5%
Noninterest-Bearing DDA 25%
Interest-Bearing DDA 19%
Savings & Money Mkt 30%

Total Deposit Cost Advantage


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.41%
1.67%
1.09%
0.79%
0.56%
0.42%
0.36%
0.36%
1.63%
1.09%
0.64%
0.30%
0.14%
0.11%
0.09%
0.08%
2008
2009
2010
2011
2012
2013
2014
Q1 2015
CPF
Peer

Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion.
Source: SNL Financial

Significantly Reduced NPAs



$600
$500
$400
$300
$200
$100
$-
Millions
$122
$500
$303
$195
$90
$47
$42
0.82% of Total Assets
$41
2008
2009
2010
2011
2012
2013
2014
Q1 2015
C&D
Comml Mtg
Res Mtg
C&I/Other

Strong Reserve Coverage



ALLL/Total Loans
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.97%
1.50%
6.75%
1.93%
8.89%
1.97%
5.91%
1.82%
4.37%
1.61%
3.19%
1.44%
2.53%
1.22%
2.41%
1.19%
2008
2009
2010
2011
2012
2013
2014
Q1 2015
CPF
Peer

Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion.
Source: SNL Financial

Technology & Efficiency Enhancements

2014/ 2015

Completed

- **Outsourced the Core System** – Established a data governance foundation and a more disciplined IT resource management model.
- **Outsourced Items Processing** – Under declining processing volumes, converted IP related fixed costs to variable costs.
- **Automated the ALLL Process** – Increased calculation accuracy and reduced user entry and review time.
- **Implemented Predictive Analytics** – Improved customer targeting and increased direct marketing response rates.

2015/ 2016

Underway

- **Teller & Sales Branch Automation** – Branch platform upgrade including integrated front to back office image based workflows.
- **Customer Relationship Management System** – Single view of customer relationship, history and individualized needs assessment.
- **Enterprise Data Warehouse** – Centralized, comprehensive store of all customer, product, channel, transaction, and organizational information to increase power and results of predictive analytics.

Targeting Improved Efficiency Ratio


Q4 2015 Target Efficiency
Ratio: Mid/High 60s
200%
150%
100%
50%
0%
2008
2009
2010
2011
2012
2013
2014
Q1 2015

- Normalize balance sheet composition and net interest income over time
- Improve efficiencies by leveraging data warehouse and branch automation functionalities once deployed
- Enhance customer profitability analyses post-development of CRM and predictive analytics
- Optimize staffing and occupancy needs

Capital Optimization

- Reinstated quarterly cash dividend of $0.08 per share in 3Q2013; Increased cash dividend by 25% and 20% in 3Q2014 and 1Q2015, respectively
  - Aggregate cash dividends of $24M paid since 3Q2013
- Share repurchase activity to optimize the capital structure
  - Repurchased $226 million of CPF common stock through 1Q2015
- With the execution of the above dividend and share repurchase transactions, CPF has returned over $250 million of capital to shareholders; capital ratios remain strong as of 3/31/2015:

- Common Equity Tier 1 Capital: 14.78%
- Tier 1 Risk Based Capital: 17.29%
- Total Risk Based Capital: 18.54%
- Tier 1 Leverage Capital: 12.79%

Shareholder Value Drivers

1. Strong Hawaii Market
2. Relationship Banking Growth Opportunities
3. Asset Quality Improvements
4. Technology & Efficiency Enhancements
5. Capital Optimization

APPENDIX

Financial Highlights

($ in millions)		Year Ended December 31,				
	Q1 2015	2014	2013	2012	2011	2010
Balance Sheet (period end data)						
Loans and leases	$2,967.8	$2,932.2	$2,630.6	$2,203.9	$2,064.4	$2,169.4
Total assets	4,965.9	4,853.0	4,741.2	4,370.4	4,132.9	3,938.1
Total deposits	4,188.6	4,110.3	3,936.2	3,680.8	3,443.5	3,132.9
Total shareholders' equity	572.9	568.0	660.1	504.8	456.4	66.1
Income Statement						
Net interest income	$36.2	$143.4	$133.1	$119.7	$117.8	$118.7
Provision (credit) for loan & lease losses	(2.7)	(6.4)	(11.3)	(18.9)	(40.7)	159.5
Other operating income	11.2	43.8	54.9	55.7	50.2	57.0
Goodwill impairment	0.0	0.0	0.0	0.0	0.0	102.7
Other operating expense (excl goodwill)	34.0	132.8	139.5	146.9	172.1	164.4
Income taxes (benefit)	5.7	20.3	(112.2)	0.0	0.0	0.0
Net income (loss)	10.4	40.5	172.1	47.4	36.6	(250.9)
Profitability						
Return (loss) on average assets	0.85%	0.85%	3.73%	1.13%	0.90%	-5.74%
Return (loss) on avg shareholders' equity	7.32%	6.80%	27.70%	9.81%	9.83%	-140.73%
Efficiency ratio	71.73%	70.93%	74.20%	84.19%	102.36%	151.83%
Net interest margin	3.28%	3.32%	3.19%	3.10%	3.09%	2.91%
Capital Adequacy (period end data)						
Tier 1 leverage capital ratio	12.79%	12.03%	13.68%	14.30%	13.80%	4.40%
Total risk-based capital ratio	18.54%	18.24%	21.57%	23.80%	24.20%	9.00%
Asset Quality						
Net loan charge-offs/avg loans	-0.02%	0.12%	0.05%	0.32%	1.42%	6.33%
Nonaccrual loans/total loans (period end)	1.26%	1.33%	1.58%	3.54%	6.33%	10.96%

Loan and Credit Composition

($ in Millions)	3/31/2015		3/31/2014		Change	
	Balance	%	Balance	%	$	%
Hawaii Portfolio						
Residential Mortgage	$1,301	44%	$1,180	40%	$121	10%
Commercial Mortgage	586	20%	554	19%	32	6%
Commercial & Ind/Leasing	318	11%	272	9%	46	17%
Construction	109	4%	83	3%	26	31%
Consumer & Other	252	8%	237	8%	15	6%
Total Hawaii Portfolio	**$2,566**	**86%**	**$2,326**	**78%**	**$240**	**10%**
Mainland Portfolio						
Commercial Mortgage	$115	4%	$129	4%	-$14	-11%
Commercial & Industrial	182	6%	164	6%	18	11%
Construction	4	0%	4	0%	0	0%
Consumer	101	3%	74	2%	27	36%
Total Mainland Portfolio	**$402**	**14%**	**$371**	**13%**	**$31**	**8%**
Total Loan Portfolio	**$2,968**	**100%**	**$2,697**	**91%**	**$271**	**10%**

Nonperforming Portfolio Marked to Market

($ in Millions)	3/31/15 NPA Balance [1]	Net Losses to Date [2]	Total UPB	Current Reserves	Balance Net of Reserves	Effective Mark
Hawaii						
Residential Mortgage	$14.8	$1.9	$16.7	$0.0	$14.8	89%
Commercial Mortgage	10.9	3.1	14.0	0.0	10.9	78%
C&I/Leasing	3.2	1.6	4.8	0.0	3.2	67%
Construction	0.1	0.1	0.2	0.0	0.1	50%
Total Hawaii Portfolio	**$29.0**	**$6.7**	**$35.7**	**$0.0**	**$29.0**	**81%**
Mainland						
Commercial Mortgage	1.6	1.1	2.7	0.0	1.6	59%
C&I/Leasing	10.1	2.5	12.6	0.7	9.4	75%
Total Mainland Portfolio	**11.7**	**3.6**	**15.3**	**0.7**	**11.0**	**72%**
Total Nonperforming Assets	**40.7**	**10.3**	**51.0**	**0.7**	**40.0**	**78%**

[1] NPA includes nonaccrual loans, loans held for sale, and other real estate owned.
[2] Net losses includes charge-offs, write-downs, losses on sale, and recoveries to date in respective loan buckets.
Note: NPAs are evaluated for impairment on a quarterly basis under ASC 310-10-35 (FAS114).

Net Interest Margin Relatively Stable in 1Q15


Net Interest Margin
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.02%
3.62%
2.91%
3.09%
3.10%
3.19%
3.32%
3.28%
2008
2009
2010
2011
2012
2013
2014
Q1 2015


12-Month Rate Sensitivities
2%
1%
0%
-1%
-2%
-3%
-4%
1.51%
-0.15%
-2.51%
-3.41%
-100 b.p.
+200 b.p.
2013 Sensitivities
2014 Sensitivities

- 1Q 2015 NIM declined 4 bps vs. 4Q14 as result of:
  - Lower yields on interest earning assets
- Expect NIM to be in the 3.20 to 3.30% range over the next couple of quarters
- Future improvements in the NIM will result from continuing to grow the loan portfolio and stabilizing the investment and loan yields

CPF Peer Comparison

		Central Pacific Financial Corp.	National PG Median
	Total Assets ($mm)	4,966	4,106
Capital Position	TCE/TA (%)	11.37	10.05
	Total RBC Ratio (%)	18.54	15.12
LTM Profitability	ROAA (%)	0.85	1.00
	ROATCE (%)	7.5	10.7
	Net Interest Margin (%)	3.28	3.55
	Efficiency Ratio (%)	71.7	62.1
Asset Quality	ALLL/Gross Loans (%)	2.41	1.19
	NPAs[1]/Total Assets (%)	0.82	1.16
	NCOs/Avg. Loans (%)	(0.02)	0.10
Valuation	Price/Tang. Book Value (%)	141	160
	2015 Est. EPS (x)	18.7	20.1
	2016 Est. EPS (x)	16.9	16.5
	Current Dividend Yield (%)	2.1	2.1
	LTM Dividend Payout Ratio (%)	38.5	29.5
	Market Value ($mm)	732	619

[1] NPA includes nonaccrual loans, loans held for sale, and other real estate owned.
Source: SNL Financial. National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion. Financial data as of March 31, 2015, Market data as of May 18, 2015.